1 Corporate Presentation A U G U S T 2 0 2 6 Exhibit 99.2

2 Legal Disclaimer This presentation of Pelthos Therapeutics Inc. (“we”, “us”, “our” or the “Company”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act and other securities laws. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict, “project,” “seek,” “should,” “target,” “will,” “would” or similar expressions and the negatives of those term are intended to identify forward-looking statements. Forward-looking statements reflect management’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause the Company’s actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these forward-looking statements and the related risks, uncertainties and other factors include, but are not limited to, the following: the success of the launch of the products in our portfolio, timing, progress and results of any preclinical and clinical trials, our estimates regarding the potential market opportunity for our products, our ability to develop our pipeline, our ability to protect our intellectual property and enforce our intellectual property rights, and our ability to execute our development strategy and sustain our competitive position. Actual future results and trends may differ materially depending on a variety of factors, including, but not limited to, the Company’s limited operating history, the Company’s ability to establish our market development capabilities to commercialize our products and generate any revenue, and the Company’s ability to maintain regulatory approvals of products in our portfolio. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are not guarantees of future performance and undue reliance should not be placed on them. Any forward-looking statement in this presentation, in any related presentation supplement and in any related free writing presentation reflects our current view with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our business, results of operations, industry and future growth. You should read this presentation with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

33 • Large addressable market with $2,008.50 wholesale acquisition cost (”WAC”) • Launched July 2025 • Modest acquisition cost, unencumbered future revenue stream • Expected launch Q1 2027 • 6–12 million U.S. cases annually • Expected launch Q3 2027 Investment Highlight  Commercial biopharmaceutical company focused on growing, differentiated cutaneous infections product portfolio  Highly synergistic Xepi and Xeglyze product acquisitions leverage Zelsuvmi’s current commercial and market access team and infrastructure  Strong potential revenue streams with >20,000 Zelsuvmi units dispensed from commercial launch in July 2025 through April 2026  Experienced management team to manage execution Product Portfolio

Corporate Profile

Pelthos is a competitive drug portfolio company — committed to commercializing innovative, safe, and efficacious therapeutic products to help patients with unmet dermatological treatment burdens

Zelsuvmi: Launched in July 2025.

- First and only at home treatment addressing *Molluscum contagiosum* ("MC"), a large, underserved market treating contagious viral disease

Recent portfolio acquisitions: Two FDA-approved complimentary dermatological acquisitions, will leverage Zelsuvmi commercial infrastructure buildout

- **Xepi** (ozenoxacin) Cream 1% - novel topical treatment for impetigo
  - First line impetigo treatment addresses antimicrobial resistance in pediatric dermatology, drug relaunch expected Q1 2027
- **Xeglyze** (abametapir) Lotion 0.74% - novel topical treatment for head lice
  - Commercial launch expected Q3 2027

Experienced management team: Over 20 successful prior drug launches, including Cosentyx, Otezla, Ohtuvayre, Xifaxan

Key Data Points (as of 08/10/26, except where noted)	
Ticker	PTHS
Stock Price	$29.00
O/S Shares of Common Stock (with Pref A conversion)	~9.0M
Market Cap	~$260M
60-Day Avg. Daily Trading Volume	~51,000 shares (Yahoo)
Cash at end of Q2 2026	$24.2M

4

5 Management Team John M. Gay | Chief Financial Officer Sai Rangarao | Chief Commercial Officer Scott Plesha | Chief Executive Officer • >30 years of experience in the pharmaceutical industry, including two decades building and leading specialty pharma commercial efforts • President and Chief Commercial Officer at BDSI until it was acquired by Collegium Pharmaceutical in 2022 • Grew BDSI sales from $5 million to $160 million • Previously served as Senior Vice President of Gastrointestinal Sales at Salix Pharmaceuticals. During fifteen-year tenure at Salix, led nationwide salesforce that grew product sales to more than $1.5 billion annually • Earned a BA in Pre-Medicine and Pre-Medical Studies at DePauw University and pursued graduate studies in Dentistry at Indiana University Dental School • >18 years of experience leading, launching, and marketing pharmaceutical products • VP of Marketing & Head of Neurology Sales at Collegium Pharmaceutical • VP of Marketing & Commercial Operations at BDSI, until it was acquired by Collegium in 2022 • Head of US Dermatology Marketing for Otezla at Celgene leading to acquisition by Amgen for $13 Billion • Member of the commercial and marketing organization at Novartis Pharmaceuticals that launched COSENTYX® in the U.S • Earned an MS in Bioscience Regulatory Affairs from The Johns Hopkins University, an MBA and MS from the New Jersey Institute of Technology, and a BS in Computer Science from Indiana University of Pennsylvania • >25 years of experience in public company finance and accounting for life science and technology companies, including R&D and commercial organizations • Raised nearly $300 million in capital and managed various acquisitions, divestitures, integrations and initial public offerings • Corporate Controller for Furiex Pharmaceuticals, Inc., from its initial spin-out transaction, prior to the sale to Forest Labs for $1.1 billion • Earned BAs in Economics and History, and a Master’s in Accounting from the University of North Carolina at Chapel Hill

Molluscum & Zelsuvmi Overview

Zelsuvmi™ (berdazimer) topical gel, 10.3%

Molluscum Contagiosum

A highly infectious viral condition primarily affecting children 1 year of age or older



Molluscum Contagiosum

is caused by a pox virus and is characterized by small, round, firm, umbilicated, often painless bumps. Even after healing, re-infection is possible if in contact with an infected person or object[4]. ~17 million people infected in the U.S.

Point prevalence of 3-6 million children (ages 0-16) in the U.S.

MC can take up to **five years to resolve** without treatment[2]

There are **four known types** of MC virus (MCV1, 2, 3, 4) with MCV1 being the most common[1]

Peak incidence between 1-10 years of age. Up to **73% of children go untreated**[3]

Untreated Molluscum Contagiosum Has Severe Effects

Infection, Persistence, and Spread

- Auto-inoculation[2]
- Highly contagious to others
- ↑ risk of secondary bacterial infections[2]

Pain & Skin Irritation

- Potential worsening of atopic dermatitis
- Itching, redness
- Inflammation

Visible and Psychological Impacts

- Anxiety
- Social withdrawal

1) Hebert AA, Bhatia N, Del Rosso JQ. Molluscum Contagiosum: Epidemiology, Considerations, Treatment Options, and Therapeutic Gaps. J Clin Aesthet Dermatol. 2023 Aug;16(8 Suppl 2):S4-S11. PMID: 37636018; PMCID: PMC10453394. 2.)Ludmann P. American Academy of Dermatology. Molluscum contagiosum. 4 October 2023. 3) Basdag H, Rainer BM, Cohen BA. Molluscum contagiosum: to treat or not to treat? Experience with 170 children in an outpatient clinic setting in the northeastern United States. Pediatr Dermatol. 2015;32(3):353-357. doi:10.1111/pde.12504. 4) Schaffer JV, Berger EM. Molluscum Contagiosum. JAMA Dermatol. 2016;152(9):1072. doi:10.1001/jamadermatol.2016.2367. 5) CDC. Clinical Overview of Molluscum Contagiosum. Jan 2025

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Zelsuvmi™ (berdazimer) topical gel, 10.3%

Zelsuvmi Has the Potential to Shift MC Treatment Paradigm

The 1st & Only At Home Prescription Treatment

Previous Treatment Options

- Other available topical treatment **requires in-office visits every 3 weeks**[2]
- **Painful, destructive** treatments[3]
- Necessitates travel to HCP offices, adding to the **time burden for MC patients and caregivers**[2]
- Remaining treatment options such as off-label drugs / natural remedies have **unproven** efficacy[4]

Zelsuvmi™ (berdazimer) topical gel, 10.3%

- **Daily** application that can be **started immediately**
- **Attractive safety profile** demonstrated in clinical trials with no / minimal scarring[5,6]
- **First FDA approved medication** for molluscum that can be applied at home by patients or caregivers[5]
- **Demonstrated, proven efficacy** across key primary and secondary endpoints in clinical trials[6]

1.)Least-squares mean count reduction. See Figure 9: Browning JC, Hebert A, Enloe C, Cartwright M, Maeda-Chubachi T. Berdazimer Gel 10.3% is a Clinically Meaningful Therapeutic Intervention for Molluscum Contagiosum. Abstract and poster presented at Fall Clinical 2024. Las Vegas, NV. October 24-27, 2024. 2.) Eichenfield LF, Kwong P, Gonzalez ME, et al. Safety and Efficacy of VP-102 (Cantharidin, 0.7% w/v) in Molluscum Contagiosum by Body Region: Post hoc Pooled Analyses from Two Phase III Randomized Trials. J Clin Aesthet Dermatol. 2021;14(10):42-47. 3.) Hebert AA, Bhatia N, Del Rosso JQ. Molluscum Contagiosum: Epidemiology, Considerations, Treatment Options, and Therapeutic Gaps. J Clin Aesthet Dermatol. 2023;16(8 Suppl 1):S4-S11. 4.) Ong SK, Hoft I, Siegfried E. Analysis of over-the-counter products marketed to treat molluscum contagiosum. Pediatr Dermatol. 2021;38(5):1400-1403. doi:10.1111/pde.14776. 5.) Zelsuvmi Package Insert. 6.) Sugarman JL, Hebert A, Browning JC, et al. Berdazimer gel for molluscum contagiosum: An integrated analysis of 3 randomized controlled trials. J Am Acad Dermatol. 2024;90(2):299-308. doi:10.1016/j.jaad.2023.09.066Ong

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Zelsuvmi Efficacy Shown in Phase 3 Clinical Trials Drives Commercial Launch

Zelsuvmi™ (berdazimer) topical gel, 10.3%

Population

808 Males, 790 Females

Immunocompetent children and adults aged ≥6 months with 3-70 raised MC lesions

Mean age: 6.7 years (Range: 0.9 – 76.6 years)

Intervention

1,598 participants randomized

Zelsuvmi™ (berdazimer) topical gel, 10.3%

917 - Zelsuvmi™
Topical, once-daily application of Zelsuvmi (berdazimer gel, 10.3%) to all active MC lesions for up to 12 weeks

681 - Vehicle
Topical, once-daily application of vehicle control gel to all active MC lesions for up to 12 weeks

Key Study Highlights

Patients who applied Zelsuvmi for 12 weeks achieved a **mean and median reduction in lesion count of 58% and 82%**, respectively, compared to 36% and 43% for patients who applied a vehicle control gel

Mean Lesion Count Reduction[1] | **Median Lesion Count Reduction[1]**


58.1%
35.7%
Zelsuvmi
Control
82.4%
42.6%
Zelsuvmi
Control

B-SIMPLE4 Study Locations

55 Clinics across the US

Safety

- Application site reactions were the most common adverse reaction associated with Zelsuvmi
- Common application site reactions included mild pain and mild erythema (caused by increased blood flow)
- Minimal scarring incidences witnessed

B-SIMPLE4 Primary Outcome

32.4% of patients treated with Zelsuvmi achieved complete clearance of MC lesions at week 12, compared to 19.7% of patients treated with vehicle control gel in the BSIMPLE-4 pivotal Phase 3 trial

1) p-value <0.0001, favoring Zelsuvmi™.
Source: Sugarman JL, Hebert A, Browning JC, Paller AS, Stripling S, Green LJ, Cartwright M, Enloe C, Wells N, Maeda-Chubachi T. Berdazimer gel for molluscum contagiosum: An integrated analysis of 3 randomized controlled trials. J Am Acad Dermatol. 2023 Oct 5:S0190-9622(23)02890-6. doi: 10.1016/j.jaad.2023.09.066.Epub ahead of print. PMID: 37804936.

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10CONFIDENTIAL Baseline Week 2 Week 4 0.0% -1.1% -43.5% Week 8 -35.7% Week 12 -59.4% -82.4% -42.6% -10.7% - 25 .1% -9.0% -21 .6% - 58 .1% Baseline Week 2 Week 4 0.0% 0.0% -9.5% -10.0% -28.6% -27.8% Week 8 Week 12 Phase 3 Trial Results 1) Figure 9: Browning JC, Hebert A, Enloe C, Cartwright M, Maeda-Chubachi T. Berdazimer Gel 10.3% is a Clinically Meaningful Therapeutic Intervention for Molluscum Contagiosum. Abstract and poster presentedatFall Clinical 2024. Las Vegas, NV. October 24-27, 2024. 2) Figure 10: Browning JC, Hebert A, Enloe C, Cartwright M, Maeda-Chubachi T. Berdazimer Gel 10.3% is a Clinically Meaningful TherapeuticIntervention for Molluscum Contagiosum. Abstract and poster presented at Fall Clinical 2024. Las Vegas, NV. October 24-27, 2024. Least Squares Mean Lesion Reduction(1) P<0.0001 at all time points, favoring Zelsuvmi Median Lesion Reduction(2) Zelsuvmi (n= 917) Vehicle (n= 681) Zelsuvmi showed statistically significant benefit vs. vehicle after 2 weeks of therapy and through out the entire 12-week length of the Phase 3 studies Zelsuvmi (n= 917) Vehicle (n= 681)

Zelsuvmi Commercial Overview

1212 Data Source: Symphony Health- Metys Data Strong Zelsuvmi Quarter over Quarter Growth Continues Robust growth into first full year of launch

1313 Zelsuvmi Covered Lives by Quarter* • Selective contracting strategy • 70% combined Medicaid/commercial coverage with 1 contract • Favorable Gross to Nets • Favorable approval rates with all payers *Clarivate (DRG) Fingertip Formulary • Commercial, Cash and Assistance Programs - 72% of TRxs • Managed and FSS Medicaid - 28% • Medicare <1% of TRxs

1414 Strong Sales Team Execution Fully built out commercial team: • 67 Sales Territories Expansion completed & onboarded covering ~53% of MC Claims • Territories expansion complete, contributing to • Zelsuvmi growth • Sales Team targeting: Pediatric/Adult Dermatologists, General Pediatrics, Nurse Practitioners & Physicians Assistants • Territory managers supported by Sales Training, Marketing, Commercial Operations & Market Access teams

15 Comprehensive Zelsuvmi Tactical Execution Digital Marketing National & Regional Conference Presence YouTube Promotional Commercial Live & Virtual Educational Speaker Development New Patient Testimonials & HCP Video Series ZELSUVMI GO Patient Support Program

Xepi: New Product Acquisition

Xepi (ozenoxacin) Cream for the treatment of Impetigo

Xepi® (ozenoxacin) Cream, 1%

Acquired from BioFrontera in October 2025 | FDA Approved in 2017 | Exclusivity until **2032**

Xepi Clinical Story

- Ozenoxacin cream 1% developed as first line treatment in patients aged 2 months and older
- 15 clinical studies in Phase 1 & 2 conducted
- Two Pivotal Phase 3 studies conducted in both adult & pediatric patients with impetigo 2 months old and up
- Ozenoxacin demonstrated superior clinical and bacteriological outcomes vs. vehicle control

Impetigo Facts[1]

- #1 bacterial infection seen in pediatrician offices, represents 1-2% of all visits to Pediatricians in the US, with **135M** children suffering worldwide
- Impetigo is a highly contagious bacterial skin infection, most often caused by Staphylococcus aureus and/or Group A Streptococcus (Streptococcus pyogenes)
- Mupirocin resistance is growing significantly in the US

Pelthos Opportunity

- Strong synergy with existing commercial infrastructure for Zelsuvmi
- Significant overlap between Xepi & Zelsuvmi HCP call points
- Promotional alignment across Sales, Marketing & Commercial Operations
- Anticipated Commercial Launch: Q1 2027

Sources: CDC Website, Xepi Pack Insert, FDA.gov

[1]https://www.cdc.gov/group-a-strep/about/impetigo.html

17

Xeglyze: New Product Acquisition

Pelthos Therapeutics

Xeglyze (abametapir) Lotion for the Treatment of Head Lice

Xeglyze (abametapir) Lotion, 0.74%

Acquired from Hatchtech in December 2025 | FDA Approved in 2020 | Exclusivity until **2034**

Xeglyze Clinical Story

- Abametapir lotion 0.74% developed as first line treatment in patients aged 6 months of age and older
- Phase 2b study completed in 2014 demonstrated 100% ovicidal efficacy
- Two Pivotal Phase 3 studies demonstrated that a single, ten-minute application of Xeglyze® results in a statistically significant increase in the proportion of subjects who are cleared of lice versus vehicle.

Head Lice Facts[1]

- **100m+** infestations globally, with **6-12m cases** in the US, each year with substantial social cost
- Increasing resistance to current products containing pyrethrin, permethrin & malathion
- Existing products are only effective against lice and not eggs, and most require repeat treatments to break life cycle of infestation, leading to poor compliance and reduced efficacy

Pelthos Opportunity

- Strong synergy with existing commercial infrastructure for Zelsuvmi and Xepi
- Significant overlap between Xeglyze & Zelsuvmi HCP call points
- Promotional alignment across Sales, Marketing & Commercial Operations
- Anticipated Commercial Launch: Q3 2027

Sources: CDC Website, Xepi Pack Insert, FDA.gov

[1]https://www.accessdata.fda.gov/drugsatfda_docs/label/2017/208945lbl.pdf

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Summary Financial Statements

2121 Summary Balance Sheet • Cash balance included $30 million raised with Horizon Loan Facility in January 2026 with issuance of 5-year term notes; potential access to $10 million as of June 30, 2026, subject to lender discretion; additional tranches totaling $10 million available on hitting certain additional milestones • Working capital of $31.4 million as of June 30, 2026 • Strong stockholder equity position and cash balance provide resources to execute on our business plan Notes

2222 Summary Income Statement • Net product revenue increased 45% quarter over quarter • SG&A expenses increased 31% quarter over quarter, related primarily to one-time milestones of ~$5.3 million and royalty increase of ~$0.8 million • SG&A includes milestones & royalties and non-cash expenses (stock-based compensation and depreciation) • SG&A spend supporting current and future net revenue growth Notes

Appendix

Nitricil Platform Pipeline*

Indication	Asset Description	Approximate Time to NDA Filing
SB414 (AD/Psoriasis)	Berdazimer topical cream, dose TBD, for treatment of mild to moderate atopic dermatitis. Phase 1/2 Clinical stage.	7.5 years
SB208 (Tinea Pedis -> Onychomycosis)	Low alcohol berdazimer topical gel for treatment of athlete's foot with label expansion for onychomycosis following initial approval. Phase 2/3 Clinical stage.	5 years (T. Pedis) 6.5 years (Onychomycosis)
SB208 (Tinea Pedis + Onychomycosis)	Low alcohol berdazimer topical gel for treatment of both athlete's foot and onychomycosis. Phase 2/3 Clinical stage.	6.5 years
SB207 (EGW/PAW)	Berdazimer topical gel, 10.3% for treatment of external genital and perianal warts. Same active gel (Tube A) as Zelsuvmi but different hydrogel (Tube B) formulation. Phase 3 clinical stage.	6.5 years

*Pelthos has contractual rights to SB207 and would need to enter into a separate license for other indications set forth herein

24

25 NaV1.7 Pipeline Approximate Time to NDA Filing Asset DescriptionIndication 3-4 yearsCC8464 1%, 1.25% and 1.5% ophthalmic solution Phase 1-2a ready CT2000 Eye Drops Chronic Ocular Pain 2-3 yearsCC8464 1%, 1.25% and 1.5% ophthalmic solution Phase 1-2a ready CT2000 Eye Drops Acute Ocular Pain 5+ yearsCC8464 5% and 10% depot injectable Preclinical Stage CT3000 depot Nerve Blocks 5+ yearsCC8464 melt-granulation capsules 50mg, 100mg, 400mg Phase 2 Ready CC8464 Oral Erythromelalgia 5+ yearsCC8464 melt-granulation capsules 50mg, 100mg, 400mg Phase 2 Ready CC8464 Oral Small Fibre Neuropathy 5+ yearsCC8464 melt-granulation capsules 50mg, 100mg, 400mg Phase 2 Ready CC8464 Oral Acute Pain

26 Board of Directors Peter Greenleaf, Chairman Richard Baxter Ezra Friedberg Todd Davis Richard Malamut , MD Matt Pauls Scott Plesha Andrew Einhorn

27 Operating Leverage All three products utilize the same sales team, with largely overlapping call points, provides greater operating and financial leverage with very little dedicated overhead Portfolio of FDA Approved Products Differentiated portfolio of novel, cutaneous infectious disease products, including Zelsuvmi, Xepi and Xeglyze for the treatment of MC, impetigo and head lice, respectively Barriers to Entry Strong patent portfolio, along with complex, proprietary manufacturing process for Zelsuvmi and complex, multi-step manufacturing process for Xepi provides hefty market protection Significant Unmet Need and Large Market Opportunities Each Pelthos product is differentiated from existing treatment options with considerable market opportunities Strong Financial Position Current balance sheet, revenue growth and strong existing investor support with substantial investable cash provides robust foundation for growth Pipeline Opportunity to exploit legacy Channel clinical programs and work with Ligand to execute on clinical stage programs based on the same Nitricil platform as Zelsuvmi Biopharmaceutical Platform Poised for Growth Strategically positioned to explore and integrate synergistic acquisitions, serving as a platform for investors seeking a strong foothold in the specialty biopharmaceutical market Key Highlights

Thank You

Pelthos Therapeutics

Contacts

Investor Inquiries:
Mike Moyer
LifeSci Advisors, LLC
Managing Director
mmoyer@lifesciadvisors.com

Media:
KWM Communications
Kellie Walsh / Rachel Kessler
pelthos@kwmcommunications.com
(914) 315-6072